UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-408 Phoenix, Arizona		85044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

4802 East Ray Road, Suite 23-196
Phoenix, Arizona
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 25, 2013, GlyEco, Inc. (the “Company”) held a conference call regarding its financial results for the fiscal year ended December 31, 2012.  The Company issued a press release announcing the details of this conference call on April 22, 2013. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

During the conference call, Alicia Williams, the Company’s Interim Chief Financial Officer, indicated that the Company will be profitable beginning in the third quarter of the current fiscal year. Ms. Williams projected the Company’s revenues for 2013 to be approximately $10 million to $12 million with an EBITDA of $1.5 million to $2 million, and the Company’s revenues for 2014 to be approximately $45 million to $50 million, of which it is anticipated that $30 million to $40 million will be attributable to the production of Type I material, with an EBITDA of $13 million to $16 million.

The remarks prepared for the conference call contain forward-looking statements, which are subject to risks and uncertainties. The financial information provided was for informational purposes and has not been audited or reviewed by the Company's independent auditing firm.  The projections provided on the conference call as to the Company’s future performance represents the estimates of the Company’s management as of April 25, 2013. The Company assumes no obligation to update those projections in the future as market conditions change.  The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual results may differ from the remarks delivered on the conference call, and therefore the Company refers to its filings with the Securities and Exchange Commission for a more detailed discussion regarding the risks and uncertainties associated with the Company’s business.

A replay of the conference call will be available for two weeks from 7:00 p.m. EST on April 25, 2013, until 11:59 p.m. EST on May 9, 2013. The telephone number for the replay is (877) 870-5176, or (858) 384-5517 for international calls. The reservation code for the replay is 4615658#.

The information contained in this item is being furnished to the Securities and Exchange Commission to comply with Regulation FD. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description of Exhibit:
99.1	Press Release, dated April 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: April 30, 2013	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)